SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report                                                  October 23, 2006
(Date of earliest event reported)

                               QCR Holdings, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

        0-22208                                          42-1397595
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(Commission File Number)                 (I.R.S. Employer Identification Number)

3551 Seventh Street, Suite 204, Moline, Illinois                           61265
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   (Address of principal executive offices)                           (Zip Code)

                                 (309) 736-3580
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     ----- Written communications  pursuant to Rule 425 under the Securities Act
           (17 CFR 230.425)

     ----- Soliciting  material  pursuant to Rule 14a-12  under the Exchange Act
           (17 CFR 240.14a-12)

     ----- Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ----- Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

On October 23, 2006, QCR Holdings announced that it has entered into a series of agreements that will result in the addition of a Wisconsin-chartered bank to the Company's current family of community banks. The new bank, which will be known after the acquisition as "First Wisconsin Bank and Trust Company," will be a wholly owned subsidiary of QCR Holdings with one office located at 1133 Quail Court, Suite 100, in Pewaukee, Wisconsin.

The press release is attached hereto as an exhibit to the Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

          (c) Exhibits.

              99.1     Press Release dated October 23, 2006



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    QCR HOLDINGS, INC.


Dated:  October 23, 2006                    By:     /s/ Todd A. Gipple
        ---------------------                       ----------------------------
                                                    Todd A. Gipple
                                                    Executive Vice President
                                                    and Chief Financial Officer


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